UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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VERB TECHNOLOGY COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Verb Technology Company, Inc.

2021 Virtual Annual Meeting of Stockholders

October 22, 2021

Proxy Statement

NOTICE OF THE 2021 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 22, 2021

Dear Fellow Verb Stockholders:

It is my pleasure to invite you to the 2021 annual meeting of stockholders (the “Annual Meeting”) of Verb Technology Company, Inc. The Annual Meeting will be held on October 22, 2021 at 11:00 a.m. PDT virtually by means of remote communication and can be accessed by visiting www.virtualshareholdermeeting.com/VERB2021, where you will be able to listen to the meeting live, submit questions and vote online. You will not be able to attend the meeting in person. The purpose of the Annual Meeting is for the following purposes:

1.	To elect six directors to our board of directors;

2.	To ratify the selection of Weinberg & Company, P.A. as our independent registered public accounting firm;

3.	To consider and vote upon a proposal to adjourn the Annual Meeting, if necessary or appropriate; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

You will also have the opportunity to hear what has happened in our business in the past year and to ask questions. Our board of directors recommends that you vote “FOR” the election of each of the director nominees; FOR the ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm; and FOR the proposal to adjourn the Annual Meeting, if necessary or appropriate.

Only stockholders of record at the close of business on August 25, 2021 will be entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. The accompanying Proxy Statement contains details concerning the foregoing items and any other business to be conducted at the Annual Meeting, as well as information on how to vote your shares. Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K, as amended. We urge you to read and consider these documents carefully.

Your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the Notice of Internet Availability of Proxy Materials you received in the mail , and the additional information in the accompanying Proxy Statement. If you requested to receive printed proxy materials, you may also refer to the instructions on the proxy card enclosed with those materials.

Sincerely,

/s/ Rory Cutaia
Rory Cutaia,
Chairman of the Board, Chief Executive Officer, President and Secretary

Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials: September 10, 2021

782 S. Auto Mall Drive, American Fork, Utah 84003 * (855) 250.2300

VERB TECHNOLOGY COMPANY, INC.

PROXY STATEMENT

FOR THE 2021 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 22, 2021

VERB TECHNOLOGY COMPANY, INC.

782 S. Auto Mall Drive

American Fork, Utah 84003

PROXY STATEMENT

FOR THE 2021 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 22, 2021

VOTING AND PROXY

This Proxy Statement is solicited by the board of directors (our “Board”) of Verb Technology Company, Inc., a Nevada corporation, for use at the 2021 Virtual Annual Meeting of stockholders (the “Annual Meeting”) to be held on October 22, 2021 at 11:00 a.m. PDT, or at any adjournments or postponements thereof, for the purposes described herein and in the Notice of Internet Availability of Proxy Materials you received in the mail. The Annual Meeting will be held virtually by means of remote communication and can be accessed by visiting www.virtualshareholdermeeting.com/VERB2021.

References in this Proxy Statement to “Verb,” “we,” “us,” “our,” or the “Company” refers to Verb Technology Company, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE 2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 22, 2021.

This Proxy Statement, the enclosed proxy card, and the Annual Report on Form 10-K, as amended, for the fiscal year ended on December 31, 2020 (the “Annual Report”) are all available at www.proxyvote.com. The Annual Report, however, is not a part of the proxy solicitation material.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. The person you designate is your “proxy,” and, by submitting a proxy card, you give the proxy the authority to vote your shares. We have designated James P. Geiskopf, Lead Director, as proxy for the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail?

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to the proxy materials for the Annual Meeting via the internet. Instead of mailing printed copies of our proxy materials to each of our stockholders, we have elected to provide online access to them under the SEC’s “notice and access” rules. Accordingly, on or about September 10, 2021, we mailed a Notice of Internet Availability of Proxy Materials, or Notice, to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including this Proxy Statement and the Annual Report, each of which is available at www.proxyvote.com. The Notice also provides instructions on how to vote your shares through the internet, by telephone, or by mail. Please review the proxy materials prior to voting.

We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice.

The Notice was sent on or about September 10, 2021 to each of our stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

You can vote if, as of the close of business on August 25, 2021 (the “Record Date”), you were a stockholder of record of our common stock, our only series of common stock issued and outstanding. On the Record Date, there were 67,641,263 shares of our common stock issued and outstanding.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by written proxy, telephone, or the Internet to ensure your vote is counted. Even if you vote by proxy, you may still vote if you are able to attend the Annual Meeting.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “routine” items but will not be permitted to vote the shares with respect to “non-routine” items (resulting in a “broker non-vote”).

Proposal 1, the election of directors, is considered to be a “non-routine” matter under applicable rules. Accordingly, any shares held in “street name” through a broker, trustee or other nominee will not be voted on Proposal 1 unless the beneficial owner affirmatively provides the nominee instructions for how to vote.

Proposal 2, the ratification of the appointment of our independent registered public accounting firm, is considered to be a “routine” matter under applicable rules. Accordingly, any shares held in “street name” through a broker, trustee or other nominee may be voted by the nominee on Proposal 2 even if the beneficial owner does not provide the nominee with instructions for how to vote.

Proposal 3, the approval to adjourn the Annual Meeting if necessary or appropriate, is considered to be a “non-routine” matter under applicable rules. Accordingly, any shares held in “street name” through a broker, trustee or other nominee may be voted by the nominee on Proposal 3 even if the beneficial owner does not provide the nominee with instructions for how to vote.

You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of our common stock that you owned as of the Record Date.

What am I voting on?

The following matters are scheduled for the Annual Meeting: (i) the election of six directors to our Board; (ii) the ratification of the selection of Weinberg & Company, P.A. (“Weinberg”) as our independent registered public accounting firm; and (iii) the approval of any adjournment, if necessary or appropriate. A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

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What are my voting choices for each of the items to be voted on at the Annual Meeting?

Proposal	Board Recommendation	Voting Choices	Vote Required for Adoption	Effect of Abstentions	Effect of Broker Non-Votes
1 – Election of Director Nominees	FOR each nominee	● Vote “For All” of the nominees listed ● Vote “Withhold All” to withhold for all of the nominees listed ● Vote “For All Except” to vote for all the nominees except for the name written	Plurality of the votes cast by the holders of shares present in person or by proxy and entitled to vote at the Annual Meeting	No effect	No effect

2 – Ratification of the appointment of Weinberg as our independent registered public accounting firm	FOR	● Vote “For” the ratification of the appointment ● Vote “Against” the ratification of the appointment ● Abstain from voting on this proposal	Approved, on a non-binding advisory basis, if a majority of the votes cast support the proposal	No effect	Brokers have discretion to vote

3 – Approval of an adjournment if necessary or appropriate	FOR	● Vote “For” the approval of an adjournment, if necessary or appropriate ● Vote “Against” the approval of an adjournment , if necessary or appropriate ● Abstain from voting on this proposal	Approved if a majority of the votes cast support the proposal	No effect	No effect

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●	At the Annual Meeting. To vote at the Annual Meeting, attend the Annual Meeting via the Internet and follow the instructions.

●	By Internet or Telephone. To vote by proxy via the Internet, simply follow the instructions described on the Notice (or proxy card if you requested printed proxy materials). To vote by proxy via the telephone within the United States and Canada, use the toll-free number on the Notice or proxy card.

●	By Mail. If you requested printed proxy materials, to vote by mail using the proxy card, simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy.

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Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you can vote as follows:

●	At the Annual Meeting. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent, or contact your broker, bank, or other agent to request a proxy form.

●	By Internet or Telephone. You may vote through the Internet or by telephone if your broker, bank, or other agent makes these methods available, in which case the instructions will be included in the proxy materials provided to you.

●	By Mail. If you received a proxy card and voting instructions from the broker, bank, or other agent holding your shares rather than from us, simply complete and promptly mail the proxy card or voting instruction form to ensure that your vote is counted.

What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking voting selections for the specific proposals, your shares will be voted:

●	FOR the nominees listed under Proposal 1;

●	FOR the ratification of Weinberg as our independent registered public accounting firm under Proposal 2; and

●	FOR the approval of the adjournment of the Annual Meeting, if necessary or appropriate, under Proposal 3.

If any other matter is properly presented at the Annual Meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

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What if I am a beneficial owner and do not give voting instructions to my broker, bank, or other agent?

If you fail to complete a proxy card or provide your broker with voting instructions at least ten days before the Annual Meeting, your broker will be unable to vote on the non-routine matters. Your broker may use his or her discretion to cast a vote on any other routine matter for which you did not provide voting instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies by mail, in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What is “householding”?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single copy of a Notice and, if applicable, a proxy statement, to those security holders.

A number of brokers with account holders who are Verb stockholders will be “householding” our proxy materials. A single copy of the Notice and, if applicable, the proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice or proxy statement, please notify your broker and also notify us by sending your written request to Investor Relations, Verb Technology Company, Inc., 782 S. Auto Mall Drive, American Fork, Utah 84003 or by calling Investor Relations at (855) 250.2300. A stockholder who currently receives multiple copies of the Notice or proxy statement at his/her/its address and would like to request “householding” of their communications should also contact his/her/its broker and notify us in writing or by telephone.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy by:

●	submitting a new proxy with a later date;

●	sending written notice of revocation to our Corporate Secretary at 782 S. Auto Mall Drive, American Fork, Utah 84003 in time for him to receive it before the Annual Meeting; or

●	voting at the Annual Meeting. Simply attending the meeting will not, by itself, revoke your proxy.

Who will count votes?

Votes will be counted by the inspector of election appointed for the Annual Meeting. The inspector of election will also determine the number of shares outstanding, the voting power of each, the number of shares represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

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What is the quorum requirement?

One-third (1/3) of the outstanding shares of common stock entitled to vote on a matter must be present at the Annual Meeting (in person or represented by proxy) in order for us to hold the Annual Meeting and conduct business. This is called a quorum. On the Record Date, there were 67,641,263 outstanding shares of our common stock entitled to vote. Thus, 22,547,087 shares of our common stock must be present at the Annual Meeting (virtually at the Annual Meeting or represented by proxy) to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting. Abstentions and broker non-votes will also be counted towards the quorum requirement.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K that we expect to file with the SEC within four business days following the date on which such results become final.

When are stockholder proposals for the 2022 annual meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in next year’s proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Amended and Restated Bylaws (the “Bylaws”). To be considered for inclusion, stockholder proposals must be submitted in writing to the Corporate Secretary, Verb Technology Company, Inc., 782 S. Auto Mall Drive American Fork, Utah 84003 before May 13, 2022, which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement, and must be in compliance with all applicable laws and regulations.

Any stockholder who wishes to have a proposal considered at the 2022 annual meeting of stockholders, or nominate a director for election at the 2022 annual meeting, but not submitted for inclusion in our proxy statement, must give advance notice to us prior to the deadline for such meeting as set forth in our Bylaws. Under our Bylaws, in order for a proposal or nomination to be timely, it must be received by us no earlier than 120 days prior to the anniversary date of this Annual Meeting, or June 24, 2022, and no later than 90 days prior to the anniversary of this Annual Meeting, or July 24, 2022. In the event that our annual meeting is more than 30 days before or more than 70 days after such anniversary date, or if directors are to be elected at a special meeting, you should refer to our Bylaws for specific requirements. Please also refer to our Bylaws for specific information that must be included in the notice. We will not consider any proposal or nomination that is not timely or otherwise does not meet the requirements set forth in our Bylaws.

If a stockholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate, if and when the matter is raised at the 2022 annual meeting.

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PROPOSAL 1 – ELECTION OF DIRECTORS

What Am I Voting On?

Stockholders are being asked to elect six directors, Rory J. Cutaia, James P. Geiskopf, Phillip J. Bond, Kenneth S. Cragun, Nancy Heinen and Judith Hammerschmidt, each to serve for a term ending at the next annual meeting of stockholders following this Annual Meeting, or until their respective successors have been duly elected and qualified.

If any of the nominees becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the individual named as proxy on the proxy card may exercise discretionary authority to vote for substitute nominees proposed by our Board or, if no substitute is selected by our Board prior to or at the Annual Meeting, for a motion to reduce the present membership of our Board to the number of nominees remaining available.

Voting Recommendation

FOR the election of each director nominee.

INFORMATION ABOUT OUR BOARD OF DIRECTORS, BOARD COMMITTEES AND RELATED MATTERS

Board and Committee Composition

Currently, we have six directors with each director serving until his or her successor is elected and qualified. The table below lists each current director, each such director’s committee memberships, and the chairman of each Board committee.

	Audit Committee	Compensation Committee	Governance and Nominating Committee
Rory J. Cutaia
James P. Geiskopf	X	Chairman	X
Phillip J. Bond	X	X	Chairman
Kenneth S. Cragun	Chairman	X	X
Nancy Heinen		X	X
Judith Hammerschmidt		X	X

Biographical and Related Information – Directors and Executive Officers

Our directors and executive officers, their ages, positions held, and duration of such, are as follows:

Name	Position Held with Our Company	Age	Date First Elected or Appointed

Rory J. Cutaia	Chairman, President, Chief Executive Officer, Secretary, and Director	65	October 16, 2014
Jeffrey R. Clayborne	Chief Financial Officer and Treasurer	50	July 15, 2016
James P. Geiskopf	Lead Director	62	October 16, 2014
Phillip J. Bond	Director	64	September 10, 2018
Kenneth S. Cragun	Director	60	September 10, 2018
Nancy Heinen	Director	64	December 20, 2019
Judith Hammerschmidt	Director	67	December 20, 2019

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Business Experience

The following is a brief account of the education and business experience of directors and executive officers during at least the past five years, indicating their principal occupation during the period, the name and principal business of the organization by which they were employed, and certain of their other directorships:

Rory J. Cutaia, Chairman of the Board, President, Chief Executive Officer, and Secretary

Rory J. Cutaia has served as our Chairman of the Board, Chief Executive Officer, President and Secretary, since the formation of CMG in 2012, in which roles he has continued to serve through our October 2014 acquisition of bBooth USA to the present. Mr. Cutaia founded CMG in 2012 and bBooth, Inc. in 2014. In May 2014, CMG and bBooth, Inc. merged and became known as bBoothUSA, which entity was acquired in October 2014 by GSD, our predecessor. Prior to that, from October 2006 to August 2011, Mr. Cutaia was a partner and Entrepreneur-in-Residence at Corinthian Capital Group, Inc. (“Corinthian”), a private equity fund based in New York City that invested in middle-market, U.S. based companies. During his tenure at Corinthian, from June 2008 to October 2011, Mr. Cutaia was the co-founder and Executive Chairman of Allied Fiber, Inc., a company engaged in the construction of a nation-wide fiber-optic network, and from June 2007 to August 2011, Mr. Cutaia was the Chief Executive Officer of GreenFields Coal Company, a company engaged in the deployment of technology to recycle coal waste and clean-up coal waste sites. Before joining Corinthian, from January 2000 to October 2006, he founded and was the Chairman and Chief Executive Officer of The Telx Group, Inc. (“Telx”), a company engaged in the telecom carrier inter-connection, co-location, and data center business, which he sold in 2006. Before founding Telx, Mr. Cutaia was a practicing lawyer with Shea & Gould, a prominent New York City law firm. Mr. Cutaia earned his Juris Doctorate degree from the Fordham University School of Law in 1985 and his Bachelor of Science, magna cum laude, in business management from the New York Institute of Technology in 1982.

We believe that Mr. Cutaia is qualified to serve on our Board because of his knowledge of our current operations, in addition to his education and business experiences described above.

Jeffrey R. Clayborne, Chief Financial Officer and Treasurer

Jeffrey R. Clayborne has served as our Chief Financial Officer since July 2016. Mr. Clayborne is an experienced finance professional with an entrepreneurial spirit and proven record of driving growth and profit for both Fortune 50 and start-up companies. Prior to joining Verb, Mr. Clayborne served as Chief Financial Officer and a consultant with Breath Life Healing Center from August 2015 to July 2016. From September 2014 to August 2015, Mr. Clayborne served as Vice President of Business Development of Incroud, Inc and from May 2012 to September 2014, Mr. Clayborne served as President of Blast Music, LLC (“Blast”). Prior to Blast, Mr. Clayborne was employed by Universal Music Group where he served as Vice President, Head of Finance & Business Development for Fontana, where he managed the financial planning and analysis of the sales and marketing division and led the business development department. He also served in senior finance positions at The Walt Disney Company, including Senior Finance Manager at Walt Disney International, where he oversaw financial planning and analysis for the organization in 37 countries. Mr. Clayborne began his career as a CPA at McGladrey & Pullen LLP (now, RSM US LLP), then at KPMG Peat Marwick (now, KPMG). He brings with him more than 25 years of experience in all aspects of strategy, finance, business development, negotiation, and accounting. Mr. Clayborne earned his Bachelor of Science from Northern Illinois University and Master of Business Administration degree from the University of Southern California, with high honors.

James P. Geiskopf, Director

James P. Geiskopf has served as one of our directors since the formation of bBooth USA in May of 2014, in which role he has continued to serve through our October 2014 acquisition of bBooth USA by GSD, our predecessor, to the present. He also serves as our Lead Director. Mr. Geiskopf has 32 years of experience leading companies in the services industry. From 1975 to 1986, Mr. Geiskopf served as the Chief Financial Officer of Budget Rent a Car of Fairfield California and from 1986 to 2007, he served as its President and Chief Executive Officer. In 2007, he sold the franchise. Mr. Geiskopf served on the board of directors of Suisun Valley Bank from 1986 to 1993 and also served on the board of directors of Napa Valley Bancorp from 1991 to 1993, which was sold to a larger institution in 1993. Since 2014, Mr. Geiskopf has served on the board of directors of Currency Works, Inc., a public company that trades on the OTCQB. From June 2013 to March 2017, Mr. Geiskopf served as a director of Electronic Cigarettes International Group, Ltd.(“ECIG”), a Nevada corporation, an OTC listed company. ECIG filed a voluntary petition for relief under the provisions of Chapter 7 of Title 11 of the United States Code on March 16, 2017.

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We believe that Mr. Geiskopf is qualified to serve on our Board because of his significant and lengthy business experience including building, operating, and selling companies, serving on the boards of directors for several banks, and serving as a director and officer of several public companies. In these roles he acquired substantial business management, strategic, operational, human resource, financial, disclosure, compliance, and corporate governance skills.

Phillip J. Bond, Director

Phillip J. Bond was appointed as one of our directors, to serve as Chairman of the Governance and Nominating Committee, and to serve on the Audit, Compensation, and Governance and Nominating Committees in September 2018. In 2018, Mr. Bond co-founded Potomac International Partners, Inc., a multidisciplinary consulting firm and currently serves as its President of Government Affairs. In 2009, TechAmerica, a U.S.-based technology trade association, was formed from the merger of AeA, the Cyber Security Industry Alliance, the Government Electronics & Information Technology Association, and the Information Technology Association of America. Mr. Bond was appointed as the President of TechAmerica at the date of the merger, was appointed as its Chief Executive Officer in 2010. Prior to the merger, Mr. Bond served as the President and Chief Executive Officer of Information Technology Association of America from 2006 to 2008. From 2001 to 2005, Mr. Bond served as Undersecretary of Technology in the U.S. Department of Commerce for Technology. From 2002 to 2003, Mr. Bond served concurrently as Chief of Staff to Commerce Secretary Donald Evans. In his dual role, he worked closely with Secretary Evans to increase market access for U.S. goods and services and further advance America’s technological leadership at home and abroad. Mr. Bond oversaw the operations of the National Institute of Standards and Technology, the Office of Technology Policy, and the National Technical Information Service. Mr. Bond also served as Director of Federal Public Policy for the Hewlett-Packard Company; Senior Vice President for Government Affairs and Treasurer of the Information Technology Industry Council; as Chief of Staff to the late Congresswoman Jennifer Dunn (R-WA); Principal Deputy Assistant Secretary of Defense for Legislative Affairs; Chief of Staff and Rules Committee Associate for Congressman Bob McEwen (R-OH); and as Special Assistant to the Secretary of Defense for Legislative Affairs. Mr. Bond is a graduate of Linfield College in Oregon, where he earned his bachelor’s degree in communications, and now serves on the school’s board of trustees.

We believe Mr. Bond is qualified to serve on our Board because he has extensive and unique leadership experience in Washington D.C., where he is recognized for his leadership roles in the Executive branch of the government of the United States, at major high technology companies, and most recently as the Chief Executive Officer of TechAmerica, the largest technology advocacy association in the United States.

Kenneth S. Cragun, Director

Kenneth S. Cragun was appointed as one of our directors, Chairman of the Audited Committee, and to serve on the Compensation and Governance and Nominating Committees in September 2018. Mr. Cragun was appointed as Chief Financial Officer of Ault Global Holdings, Inc. a diversified holding company, in August 2020. Prior to his appointment as Chief Financial Officer, Mr. Cragun served as Ault Global Holdings’ Chief Accounting Officer since October 2018, and since January 2019, as the Chief Financial Officer and Treasurer for Alzamend Neuro, Inc., a biopharma company. Mr. Cragun also serves as a partner of Hardesty, LLC, a national executive services firm. He has been a partner of Hardesty, LLC’s Southern California Practice since October 2016. From January 2018 to September 2018, Mr. Cragun served as the Chief Financial Officer of CorVel Corporation (“CorVel”), an Irvine, California-based national provider of workers’ compensation solutions for employers, third-party administrators, insurance companies, and government agencies. Mr. Cragun is a two-time finalist for the Orange County Business Journal’s “CFO of the Year – Public Companies” and has more than 30 years of experience, primarily in the technology industry. He served as Chief Financial Officer of two Nasdaq Capital Market (“Nasdaq”) -listed companies: Local Corporation (April 2009 to September 2016), formerly based in Irvine, California, which operated a U.S. top 100 website “Local.com” and, in June 2015, filed a voluntary petition in the United States Bankruptcy Court for the Central District of California seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code, or Bankruptcy Code, and Modtech Holdings, Inc. (June 2006 to March 2009), formerly based in Perris, California Mr. Cragun earned his B.S. in Accounting from Colorado State University-Pueblo.

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We believe Mr. Cragun is qualified to serve on our Board due to his vast and extensive experience in fast-growth environments and building teams in more than 20 countries. Mr. Cragun has led multiple financing transactions, including IPOs, PIPEs, convertible debt, term loans, and lines of credit. For these reasons, we believe that he will provide additional breadth and depth to our Board.

Nancy Heinen, Director

Nancy Heinen was appointed as one of our directors in December 2019 and serves on our Compensation Committee and Governance and Nominating Committees. Ms. Heinen is currently a board member, investor, strategy consultant, and startup advisor with more than 25 years of experience in senior executive roles in Silicon Valley. In 1997, she was recruited by Steve Jobs to join the executive team of Apple Inc. (“Apple”), and assisted in its turnaround. During Ms. Heinen’s tenure at Apple, her responsibilities included all legal matters, including intellectual property litigation, acquisitions, corporate governance, and securities compliance, as well as global government affairs and corporate security. Previously, she served as General Counsel of NeXT Software, Inc., and Associate General Counsel at Tandem Computers, Inc. Ms. Heinen currently acts as Board Chair of First Place for Youth, is a board member and past board chair of SV2 – Silicon Valley Social Venture Fund, and serves on the advisory boards of Illuminate Ventures, University of California, Berkeley Center for Law and Business, and the Northern California Innocence Project. Ms. Heinen earned her B.A. and J.D. from the University of California at Berkeley.

We believe that Ms. Heinen is qualified to serve on our Board due to her legal experience, coupled with her senior executive experience, which will provide a benefit to us, our stockholders, and our Board.

Judith Hammerschmidt, Director

Judith Hammerschmidt was appointed as one of our directors in December 2019 and serves on our Compensation and Governance and Nominating Committees. Ms. Hammerschmidt has spent the last 37 years as an international attorney. She began her career as a Special Assistant to two Attorneys General of the United States, focusing on international matters of interest to the U.S. government, including negotiating treaties and agreements with foreign governments. She then joined Dickstein, Shapiro & Morin, LLP, a Washington, D.C. firm, where she represented companies around the world as they expanded internationally in highly regulated environments. Her clients included Guess? Inc., Pfizer Inc., Merck & Co., Inc., the Receiver for Bank of Credit and Commerce International of the United Arab Emirates, Recycled Paper Products, Inc., and Herbalife Nutrition Ltd. (“Herbalife”). She provided structuring, growth, and regulatory advice for these and other companies. She joined Herbalife as Vice President and General Counsel of Europe in 1994, becoming Executive Vice President and International Chief Counsel in 1996. In 2002, she was part of the management group that sold Herbalife. Since that time, she has served as outside counsel to a series of entrepreneurial companies looking to expand internationally, primarily in the food and drug/nutritional supplements space. In addition, Ms. Hammerschmidt was a Principal in JBT, LLC, a privately held company that owned “mindful dining” restaurants in the Washington, D.C. area. Those properties were sold in 2010. She expects to continue to act as outside counsel for small companies while serving on our Board.

We believe that Ms. Hammerschmidt is qualified to serve on our Board because of her legal experience, generally, and her experience with certain of her previous or client relationships, specifically, will provide a benefit to us, our stockholders, and our Board.

Family Relationships

There are no family relationships among any of our directors or executive officers.

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Legal Proceedings

There are no legal proceedings related to any of our directors, director nominees or executive officers which are required to be disclosed pursuant to applicable SEC rules.

Agreements with Directors

None of our directors or director nominees were selected pursuant to any arrangement or understanding, other than with our directors acting within their capacity as such.

Meetings of the Board and its Committees

Our Board has an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee. Our Board met 13 times, including telephonic meetings, during fiscal year 2020. All six directors attended 100% of the Board meetings. Messrs. Geiskopf, Bond, and Cragun and Mses. Heinen and Hammerschmidt attended 100% of the meetings held by committees of the Board on which they served.

It is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual meeting of stockholders in each year during which that director serves as a member of our Board. At the date of our 2020 annual meeting of stockholders, we had six members on our Board, all of whom attended the meeting.

Audit Committee and Audit Committee Financial Expert

On June 10, 2021, our Board amended and restated the Audit Committee charter that governs the Audit Committee. The Audit Committee charter requires that each member of the Audit Committee meet the independence requirements of Nasdaq and the SEC and requires the Audit Committee to have at least one member that qualifies as an “audit committee financial expert.” Currently, Messrs. Geiskopf, Bond, and Cragun (Chairman) serve on the Audit Committee and each meets the independence requirements of Nasdaq and the SEC. Mr. Cragun qualifies as an “audit committee financial expert.” In addition to the enumerated responsibilities of the Audit Committee in the Audit Committee charter, the primary function of the Audit Committee is to assist the Board in its general oversight of our accounting and financial reporting processes, audits of our financial statements, and internal control and audit functions. The Audit Committee charter can be found online at https://www.verb.tech/investor-relations/governance/audit.

Compensation Committee

On August 14, 2018, our Board approved and adopted a charter to govern the Compensation Committee, which was amended and restated on June 10, 2021. Currently, Messrs. Geiskopf (Chairman), Bond and Cragun and Mses. Heinen, and Hammerschmidt serve as members of the Compensation Committee and each meets the independence requirements of Nasdaq and the SEC, qualifies as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and qualifies as an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. In addition to the enumerated responsibilities of the Compensation Committee in the Compensation Committee charter, the primary function of the Compensation Committee is to oversee the compensation of our executives, produce an annual report on executive compensation for inclusion in our proxy statement, if and when required by applicable laws or regulations, and advise our Board on the adoption of policies that govern our compensation programs. The Compensation Committee has the authority to form and delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees or to one or more designated members of the Compensation Committee, as the Compensation Committee may deem appropriate in its sole discretion. For the development of our compensation program, the Compensation Committee retained Compensation Advisory Partners LLC (“CAP”) during the year ended December 31, 2020. CAP provided the Committee with advisory services only with respect to executive and Board compensation. CAP reviewed the compensation paid to our executive officers and Board and compared our compensation with certain companies CAP identified as peer companies. The Committee’s recommendation and the Board’s approval of the 2021 compensation program was based on various factors, including, among others, recommendations made by CAP. The Compensation Committee charter may be found online at https://www.verb.tech/investor-relations/governance/compensation-committee.

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Governance and Nominating Committee

On August 14, 2018, our Board approved and adopted a charter to govern the Governance and Nominating Committee, which was amended and restated on June 10, 2021. Currently, Messrs. Geiskopf, Bond (Chairman), and Cragun and Mses. Heinen, and Hammerschmidt serve as members of the Governance and Nominating Committee and each meets the independence requirements of Nasdaq and the SEC. The Governance and Nominating Committee charter requires that each member of the Governance and Nominating Committee meet the independence requirements of Nasdaq and the SEC. In addition to the enumerated responsibilities of the Governance and Nominating Committee in the Governance and Nominating Committee charter, the primary function of the Governance and Nominating Committee is to determine the slate of director nominees for election to the Board, to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings, to review our policies and programs that relate to matters of corporate responsibility, including public issues of significance to us and our stockholders, and any other related matters required by federal securities laws. The charter of the Governance and Nominating Committee may be found online https://www.verb.tech/investor-relations/governance/governance-and-nominating-committee.

All current committee members are expected to be reappointed to the same committees at the meeting of our Board currently scheduled to be held immediately following the Annual Meeting.

Nominations Process and Criteria

As of September 3, 2021, we had not effected any material changes to the procedures by which our stockholders may recommend nominees to our Board. Our Board does not have a formal policy with regard to the consideration of any director candidates recommended by our stockholders. Our Board has determined that it is in the best position to evaluate our requirements, as well as the qualifications of each candidate when it considers a nominee for a position on our Board. Accordingly, we do not currently have any specific or minimum criteria for the election of nominees to our Board and we do not have any specific process or procedure for evaluating such nominees. Our Board assesses all candidates, whether submitted by management or stockholders, and makes recommendations for election or appointment.

In recommending director nominees for appointment to our board of directors, our nominating and corporate governance committee also actively considers diversity characteristics, including diversity of professional experience, race, ethnicity, gender, age, education, cultural background and personal background. However, we have not adopted a formal policy regarding the consideration of specific diversity characteristic, and instead prefer to rely on the judgment of our highly qualified committee in recommending candidates with the most appropriate mix of experiences, skills and expertise.

There were no fees paid or due to third parties in fiscal year 2020 to identify or evaluate, or to assist in evaluating or identifying, potential director nominees.

Any stockholder wishing to propose that a person be nominated for or appointed to our Board may submit such a proposal, according to the procedure described in the stockholder proposal section on page 5 of this Proxy Statement, to:

Corporate Secretary

Verb Technology Company, Inc.

782 S. Auto Mall Drive

American Fork, Utah 84003

(855) 250.2300

The Corporate Secretary will promptly forward any such correspondence to the Chairman of the Governance and Nominating Committee for review and consideration by the Governance and Nominating Committee in accordance with the criteria described above.

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Director Independence

Our Board is currently composed of six members. We have determined that the following five directors qualify as independent: James P. Geiskopf, Phillip J. Bond, Kenneth S. Cragun, Nancy Heinen, and Judith Hammerschmidt. We determined that Mr. Cutaia, our Chairman, President, Chief Executive Officer and Secretary, is not independent. We evaluated independence in accordance with the rules of Nasdaq and the SEC. Mr. Geiskopf, Mr. Bond and Mr. Cragun also serve on our Audit, Compensation, and Governance and Nominating Committees. Ms. Heinen and Ms. Hammerschmidt serve on our Compensation and Governance and Nominating Committees.

Stockholder Communications with the Board

Stockholders and other parties interested in communicating directly with our Board, a committee thereof, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) in care of the Corporate Secretary, Verb Technology Company, Inc., 782 S. Auto Mall Drive American Fork, Utah 84003. The Corporate Secretary will forward all appropriate communications to the Chairman of our Audit Committee.

Investment in Human Capital

We believe our people are at the heart of our success and our customers’ success. We endeavor to not only attract and retain talented employees, but also to provide a challenging and rewarding environment to motivate and develop our valuable human capital. We look to our talented employees to lead and foster various initiatives that support our company culture including those related to diversity, equity and inclusion. In addition, we rely heavily on our talented team to execute our growth plans and achieve our long-term strategic objectives.

Orientation and Continuing Education

We have an informal process to orient and educate new directors to the Board regarding their role on the Board, our committees and our directors, as well as the nature and operations of our business. This process provides for an orientation with key members of the management staff, and further provides access to materials necessary to inform them of the information required to carry out their responsibilities as a Board member. This information includes the most recent board approved budget, the most recent annual report, copies of the audited financial statements and copies of the interim quarterly financial statements.

The Board does not provide continuing education for our directors. Each director is responsible to maintain the skills and knowledge necessary to meet his or her obligations as a director.

Assessments

Our Board intends that individual director assessments be conducted by other directors, taking into account each director’s contributions at Board meetings, service on committees, experience base, and their general ability to contribute to one or more of our major needs. However, due to our stage of development and our need to deal with other urgent priorities, our Board has not yet implemented such a process of assessment.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our Board and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

Code of Ethics

In 2014, our Board approved and adopted a code of ethics and business conduct for directors, senior officers, and employees, or code of ethics, that applies to all of our directors, officers, and employees, including our principal executive officer and principal financial officer. The code of ethics addresses such individuals’ conduct with respect to, among other things, conflicts of interests; compliance with applicable laws, rules, and regulations; full, fair, accurate, timely, and understandable disclosure by us; competition and fair dealing; corporate opportunities; confidentiality; protection and proper use of our assets; and reporting suspected illegal or unethical behavior. The code of ethics is available on our website at https://www.verb.tech/investor-relations/governance/code-of-ethics.

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Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

We currently combine the positions of Chairman and Chief Executive Officer into one position. We believe that this structure is appropriate at this time and is a leadership model that has served our stockholders well since our inception. We believe that this combined model has certain advantages over other leadership structures. This combined role allows Mr. Cutaia to drive execution of our strategic plans and facilitates effective communication between management and our Board to bring key issues to its attention, and to see that our Board’s guidance and decisions are implemented effectively by management. Further, our Board has designated Mr. Geiskopf as its Lead Director. Our Board believes that Mr. Geiskopf’s strong leadership and qualifications, including his prior experience as a chief executive officer and chief financial officer and his tenure on our Board, among other factors, contribute to his ability to fulfill the role of Lead Director effectively.

Role of the Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control, and report such risks to our Audit Committee. Such risks include risks relating to execution of our growth strategy, the effects of the economy and general financial condition and outlook, our ability to expand our client base, communication with investors, certain actions of our competitors, the protection of our intellectual property, sufficiency of our capital, security of information systems and data, integration of new information systems, credit risk, product liability, and costs of reliance on external advisors. Our Audit Committee then reports such risks as appropriate to our Board, which then initiates discussions with appropriate members of our senior management if, after discussion of such risks, our Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on our Compensation Committee to address significant risk exposures that we may face with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

Change-in-Control Arrangements

We do not know of any arrangements, which may, at a subsequent date, result in a change-in-control.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors and persons who beneficially own more than 10% of the outstanding shares of our common stock to file reports of ownership and changes in ownership concerning their shares of our common stock with the SEC and to furnish us with copies of all Section 16(a) forms they file. We are required to disclose delinquent filings of reports by such persons.

Based solely on the copies of such reports and amendments thereto received by us, or written representations that no filings were required, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors and 10% stockholders were met for the year ended December 31, 2020, except as set forth below.

Mr. Cutaia acquired an aggregate 250,000 pre-split options to purchase our common stock on January 8, 2019 and filed the Form 4 on January 11, 2019.

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Director Summary Compensation Table

The table below summarizes the compensation paid to our non-employee directors for the fiscal year ended December 31, 2020:

Name(1)	Fees earned or paid in cash ($)	Stock awards ($)		Total ($)
James P. Geiskopf	152,000	209,000	(2,3)	361,000

Phillip J. Bond	70,000	87,000	(4,5)	157,000

Kenneth S. Cragun	70,000	87,000	(4,5)	157,000

Nancy Heinen	64,000	87,000	(4,5)	152,000

Judith Hammerschmidt	64,000	87,000	(4,5)	152,000

(1)	Rory J. Cutaia, our Chairman of the Board, Chief Executive Officer, President, and Secretary during the fiscal year ending December 31, 2020, is not included in this table as he was an employee, and, thus, received no compensation for his services as a director. The compensation received by Mr. Cutaia as an employee is disclosed in the section entitled “Executive Compensation – Summary Compensation Table” appearing elsewhere in this Proxy Statement.

(2)	Represents a restricted stock unit totaling 184,021 shares of our common stock valued at $1.06 per share, which was the closing price reported on Nasdaq. The restricted stock unit vested on the first anniversary from the grant date.

(3)	Represents a restricted stock unit totaling 9,782 shares of our common stock valued at $1.47 per share, which was the closing price reported on Nasdaq. The restricted stock unit vested on the July 15, 2020.

(4)	Represents a restricted stock unit totaling 75,472 shares of our common stock valued at $1.06 per share, which was the closing price reported on Nasdaq. The restricted stock unit vests on the first anniversary from the grant date.

(5)	Represents a restricted stock unit totaling 4,891 shares of our common stock valued at $1.47 per share, which was the closing price reported on Nasdaq. The restricted stock unit vested on the July 15, 2020.

Narrative Discussion on Director Compensation

The annual Board fee payable in cash and our common stock for our lead director and directors is $175,000 and $75,000, respectively. In addition, we intend to provide a restricted stock award based on recommendations from our compensation consultants. Our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. Our Board may award special remuneration to any director undertaking any special services on their behalf other than services ordinarily required of a director.

James P. Geiskopf

Mr. Geiskopf earned total cash compensation for his services to us in the amount of $152,000 and $69,000 for fiscal years 2020 and 2019, respectively.

On April 10, 2020, we granted Mr. Geiskopf a restricted stock unit totaling $12,000 payable in 9,782 shares of our common stock as part of the Company’s COVID-19 Full Employment and Cash Preservation Plan. The restricted stock unit vested on July 15, 2020 at the completion of the plan. The price per share was $1.198, which was the 21-day volume weighted average price as reported by Nasdaq. The price per share as reported by Nasdaq on the day of issuance was $1.47 and was used to calculate fair market value.

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On July 29, 2020, we granted Mr. Geiskopf a restricted stock unit totaling $160,000 payable in 150,943 shares of our common stock. The restricted stock award vests on the first anniversary from the grant date. The price per share as reported by Nasdaq on the day of issuance was $1.06 and was used to calculate fair market value.

On July 29, 2020, we granted Mr. Geiskopf a restricted stock unit totaling $35,000 payable in 33,078 shares of our common stock. The restricted stock unit vested on grant date. The price per share as reported by Nasdaq on the day of issuance was $1.06 and was used to calculate fair market value.

On December 23, 2019, we granted Mr. Geiskopf a restricted stock award totaling $160,000 payable in 141,130 shares of our common stock. The restricted stock award vests on the first anniversary from the grant date. The price per share was $1.13, which was the 30-day volume weighted average price as reported by Nasdaq.

On December 23, 2019, we granted Mr. Geiskopf a bonus totaling $150,000 payable in 132,310 shares of our common stock and an additional restricted stock award equal to $160,000 payable in 141,130 shares of our common stock for up-listing to Nasdaq and the acquisition of Verb Direct, respectively. The bonus shares and restricted stock award vested on the grant date. The price per share was $1.13, which was the 30-day volume weighted average price as reported by Nasdaq.

Phillip J. Bond

Mr. Bond earned total cash compensation for his services to us in the amount of $70,000 and $48,000 for the fiscal years ending December 31, 2020 and 2019, respectively.

On April 10, 2020, we granted Mr. Bond a restricted stock unit totaling $6,000 payable in 4,891 shares of our common stock as part of the Company’s COVID-19 Full Employment and Cash Preservation Plan. The restricted stock unit vested on July 15, 2020 at the completion of the plan. The price per share was $1.198, which was the 21-day volume weighted average price as reported by Nasdaq. The price per share as reported by Nasdaq on the day of issuance was $1.47 and was used to calculate fair market value.

On July 29, 2020, we granted Mr. Bond a restricted stock unit totaling $80,000 payable in 75,472 shares of our common stock. The restricted stock unit vests on the first anniversary from the grant date. The price per share as reported by Nasdaq on the day of issuance was $1.06 and was used to calculate fair market value.

On December 23, 2019, we granted Mr. Bond a restricted stock award totaling $80,000 payable in 70,565 shares of our common stock. The restricted stock award vests on the first anniversary from grant date. The price per share was $1.13, which was the 30-day volume weighted average price as reported by Nasdaq.

Kenneth S. Cragun

Mr. Cragun earned total cash compensation for his services to us in the amount of $70,000 and $48,000 for the fiscal years ending December 31, 2020 and 2019, respectively.

On April 10, 2020, we granted Mr. Cragun a restricted stock unit totaling $6,000 payable in 4,891 shares of our common stock as part of the Company’s COVID-19 Full Employment and Cash Preservation Plan. The restricted stock unit vested on July 15, 2020 at the completion of the plan. The price per share was $1.198, which was the 21-day volume weighted average price as reported by Nasdaq. The price per share as reported by Nasdaq on the day of issuance was $1.47 and was used to calculate fair market value.

On July 29, 2020, we granted Mr. Cragun a restricted stock unit totaling $80,000 payable in 75,472 shares of our common stock. The restricted stock unit vests on the first anniversary from the grant date. The price per share as reported by Nasdaq on the day of issuance was $1.06 and was used to calculate fair market value.

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On December 23, 2019, we granted Mr. Cragun a restricted stock award totaling $80,000 payable in 70,565 shares of our common stock. The restricted stock award vests on the first anniversary from the grant date. The price per share was $1.13, which was the 30-day volume weighted average price as reported by Nasdaq.

Nancy Heinen

Ms. Heinen earned total cash compensation for his services to us in the amount of $64,000 and $0 for the fiscal years ending December 31, 2020 and 2019, respectively.

On April 10, 2020, we granted Ms. Heinen a restricted stock unit totaling $6,000 payable in 4,891 shares of our common stock as part of the Company’s COVID-19 Full Employment and Cash Preservation Plan. The restricted stock unit vested on July 15, 2020 at the completion of the plan. The price per share was $1.198, which was the 21-day volume weighted average price as reported by Nasdaq. The price per share as reported by Nasdaq on the day of issuance was $1.47 and was used to calculate fair market value.

On July 29, 2020, we granted Ms. Heinen a restricted stock unit totaling $80,000 payable in 75,472 shares of our common stock. The restricted stock unit vests on the first anniversary from the grant date. The price per share as reported by Nasdaq on the day of issuance was $1.06 and was used to calculate fair market value.

On December 23, 2019, we granted Ms. Heinen an initial Board restricted stock award totaling $100,000 payable in 88,207 shares of our common stock. The restricted stock vests on the first, second, and third anniversaries from the grant date. The price per share was $1.13, which was the 30-day volume weighted average price as reported by Nasdaq.

On December 23, 2019, we granted Ms. Heinen a restricted stock award totaling $80,000 payable in 70,565 shares of our common stock. The restricted stock award vests on the first anniversary from the grant date. The price per share was $1.13, which was the 30-day volume weighted average price as reported by Nasdaq.

Judith Hammerschmidt

Ms. Hammerschmidt earned total cash compensation for his services to us in the amount of $64,000 and $0 for the fiscal years ending December 31, 2020 and 2019, respectively.

On April 10, 2020, we granted Ms. Hammerschmidt a restricted stock unit totaling $6,000 payable in 4,891 shares of our common stock as part of the Company’s COVID-19 Full Employment and Cash Preservation Plan. The restricted stock unit vested on July 15, 2020 at the completion of the plan. The price per share was $1.198, which was the 21-day volume weighted average price as reported by Nasdaq. The price per share as reported by Nasdaq on the day of issuance was $1.47 and was used to calculate fair market value.

On July 29, 2020, we granted Ms. Hammerschmidt a restricted stock unit totaling $80,000 payable in 75,472 shares of our common stock. The restricted stock unit vests on the first anniversary from the grant date. The price per share as reported by Nasdaq on the day of issuance was $1.06 and was used to calculate fair market value.

On December 23, 2019, we granted Ms. Hammerschmidt an initial Board restricted stock award totaling $100,000 payable in 88,207 shares of our common stock. The restricted stock award vests on the first, second, and third anniversaries from the grant date. The price per share was $1.13, which was the 30-day volume weighted average price as reported by Nasdaq.

On December 23, 2019, we granted Ms. Hammerschmidt a restricted stock award totaling $80,000 payable in 70,565 shares of our common stock. The restricted stock award vests on the first anniversary from the grant date. The price per share was $1.13, which was the 30-day volume weighted average price as reported by Nasdaq.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for each non-employee director, certain information concerning outstanding restricted stock awards as of December 31, 2020:

Name	Number of securities underlying unvested restricted stock awards (#)	Fair Value ($)	Vest date
James P. Geiskopf	150,943	1.06	July 29, 2021(1)

Phillip J. Bond	75,472	1.06	July 29, 2021(1)

Kenneth S. Cragun	75,472	1.06	July 29, 2021(1)

Nancy Heinen	88,207	1.36	December 23, 2022(2)
	75,472	1.06	July 29, 2021(1)

Judith Hammerschmidt	88,207	1.36	December 23, 2022(2)
	75,472	1.06	July 29, 2021(1)

(1)	Fully vests on the first anniversary from the grant date.

(2)	25% vesting on the first, second, and third anniversaries from the grant date.

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The following table sets forth, for each non-employee director, certain information concerning outstanding option awards as of December 31, 2020:

Name	Number of securities underlying unexercised options (exercisable) (#)	Number of securities underlying unexercised options (unexercisable) (#)	Option exercise price ($)	Option expiration date
James P. Geiskopf	133,333	-	1.20	January 9, 2022(1)

James P. Geiskopf	50,000	-	1.43	May 11, 2021(1)

Phillip J. Bond	40,000	26,667	7.50	August 27, 2023(2)

Kenneth S. Cragun	40,000	26,667	7.50	August 27, 2023(2)

(1)	All shares have fully vested.

(2)	25% vest on the grant date and 25% vest on the first, second, and third anniversaries from the grant date.

Risk Assessment in Compensation Programs

During fiscal year 2020 and 2019, we paid compensation to our employees, including executive and non-executive officers. Due to the size and scope of our business, and the amount of compensation, we did not have any employee compensation policies and programs to determine whether our policies and programs create risks that are reasonably likely to have a material adverse effect on us.

Indemnification of Directors and Officers

We are a Nevada corporation governed by the Nevada Revised Statutes (the “NRS”).

Section 78.138 of the NRS provides that, unless the corporation’s articles of incorporation provide otherwise, a director or officer will not be individually liable unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud, or a knowing violation of the law.

Section 78.7502 of the NRS permits a company to indemnify its directors and officers against expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending, or completed action, suit, or proceeding, if the officer or director (i) is not liable pursuant to Section 78.138 of the NRS, or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful. Section 78.7502 of the NRS also precludes indemnification by the corporation if the officer or director has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court determines that in view of all the circumstances, the person is fairly and reasonably entitled to indemnity for such expenses and requires a corporation to indemnify its officers and directors if they have been successful on the merits or otherwise in defense of any claim, issue, or matter resulting from their service as a director or officer.

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Section 78.751 of the NRS permits a Nevada corporation to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit, or proceeding as they are incurred and in advance of a final disposition thereof, upon determination by the stockholders, the disinterested board members, or by independent legal counsel. Section 78.751 of the NRS provides that the articles of incorporation, the bylaws, or an agreement may require a corporation to advance expenses as incurred upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the corporation if so provided in the corporation’s articles of incorporation, bylaws, or other agreement. Section 78.751 of the NRS further permits the corporation to grant its directors and officers additional rights of indemnification under its articles of incorporation, bylaws, or other agreement.

Section 78.752 of the NRS provides that a Nevada corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another company, partnership, joint venture, trust, or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee, or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses. We have obtained insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

The foregoing discussion of indemnification merely summarizes certain aspects of indemnification provisions and is limited by reference to the above discussed sections of the NRS.

Our articles of incorporation provide that, except in some specified instances, our directors and officers shall not be personally liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors and officers, except liability for the following:

●	acts or omissions which involve intentional misconduct, fraud or knowing violation of law; or
●	the payment of distributions in violation of NRS 78.300, as amended.

In addition, our articles of incorporation and Bylaws provide that we must indemnify our directors and officers and may indemnify our employees and other agents to the fullest extent permitted by the NRS. Our Bylaws also authorize us to purchase and maintain insurance on behalf of any of our directors or officers against any liability asserted against that person in that capacity, whether or not we would have the power to indemnify that person against such liability and expenses. We have entered and expect to continue to enter into agreements to indemnify our directors and executive officers as determined by our Board. In general, the indemnification agreements provide that we will, to the fullest extent permitted by Nevada law and subject to certain limitations, indemnify the indemnitee against certain expenses (including attorneys’ fees), judgments, fines, penalties, and settlement amounts that may be incurred in connection with the defense or settlement of any claim, criminal, civil, or administrative action or proceeding to which the indemnitee becomes subject in connection with his or her services as an executive officer, director, or both. We believe that these Bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.

The limitation of liability and indemnification provisions in our articles of incorporation and Bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

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PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What Am I Voting On?

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firms. Our Audit Committee has appointed Weinberg as our independent registered public accounting firm for our fiscal year ending December 31, 2021. Although stockholder ratification of the Audit Committee’s selection of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Weinberg to stockholder ratification so that our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent registered public accounting firm for us.

Representatives of Weinberg will be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders present at the meeting.

Voting Recommendation

FOR the ratification of the appointment of Weinberg as our independent registered public accounting firm.

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PROPOSAL 3 – AUTHORITY TO ADJOURN THE ANNUAL MEETING

What Am I Voting On?

In this proposal, we are asking you to authorize our Board to adjourn the Annual Meeting to another place, date, or time if our Board believes adjournment is necessary or appropriate. If the stockholders approve the proposal to adjourn the Annual Meeting, we would expect to adjourn the Annual Meeting and use the additional time to solicit additional votes, including the solicitation of votes from stockholders that have previously voted, if necessary to approve Proposals 1 or 2.

If a quorum does not exist, the holders of a majority of shares present at the Annual Meeting in person or by proxy may adjourn the Annual Meeting to another place, date, or time.

Voting Recommendation

FOR the approval of granting our Board the authority to adjourn the Annual Meeting if our Board deems it necessary or appropriate.

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AUDIT MATTERS

The following table sets forth the fees billed to us for the year ended December 31, 2020 and 2019 for professional services rendered by our independent registered public accounting firm, Weinberg & Company.

Fees	Year Ended December 31, 2020	Year Ended December 31, 2019
Audit Fees	$217,000	$162,000
Audit Related Fees	4,000	6,000
Tax Fees	46,000	6,000
Other Fees related to acquisition audit of Sound Concepts, Inc. and other filings	93,000	186,000
Total Fees	$360,000	$360,000

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures to oversee the external audit process and pre-approves all services provided by our independent registered public accounting firm. Prior to the addition of Mr. Bond and Mr. Cragun as members of the Audit Committee, the entire Board, consisting of Mr. Cutaia and Mr. Geiskopf acted as our Audit Committee and were responsible for pre-approving all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our Board or Audit Committee, as applicable, before the respective services were rendered.

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AUDIT COMMITTEE REPORT

Our Audit Committee is responsible for, among other things, reviewing and discussing our audited financial statements with management, discussing with our independent registered public accounting firm information relating to its judgments about the quality of our accounting principles, recommending to our Board that we include the audited financial statements in our Annual Report, and overseeing compliance with the SEC requirements for disclosure of our auditor’s services and activities.

Review of Audited Financial Statements

Our Audit Committee reviewed our financial statements for the fiscal year ended December 31, 2020, as audited by Weinberg, our independent registered public accounting firm, and discussed these financial statements with management. In addition, the Audit Committee has discussed with Weinberg the matters required to be discussed by Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”), as may be modified or supplemented. Furthermore, our Audit Committee has received the written disclosures and the letter from Weinberg required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with Weinberg its independence.

Generally, the members of our Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. However, our Board has determined that each member of our Audit Committee meets the independence criteria set forth in the applicable rules of Nasdaq and the SEC, and that one member of our Audit Committee, Mr. Cragun, qualifies as an “audit committee financial expert,” as defined by SEC rules. Members of our Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, our Audit Committee’s oversight does not currently provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Recommendation

Based upon the foregoing review and discussion, our Audit Committee recommended to our Board that the audited financial statements for the fiscal year ended December 31, 2020 be included in our Annual Report for such fiscal year.

Audit Committee:
Kenneth S. Cragun, Chairman
James P. Geiskopf
Phillip J. Bond

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 25, 2021, certain information with respect to the beneficial ownership of our common stock by (i) each of our current directors, (ii) each of our named executive officers, (iii) our directors and named executive officers as a group, and (iv) each stockholder known by us to be the beneficial owner of more than 5% of our outstanding our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, which generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe, based on the information furnished to us, that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder. Shares of common stock subject to equity awards that are exercisable or have vested, or will become exercisable or will vest, as applicable, within 60 days of August 25, 2021, are considered outstanding and beneficially owned by the person holding the options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Verb Technology Company, Inc., 782 Auto Mall Drive, American Fork, Utah 84003.

Name and Address of Beneficial Owner(1)	Title of Class	Amount and Nature of Beneficial Ownership(2)		Percent of Class(3)
Rory J. Cutaia	Common	4,345,436	(4)	6.4%
James P. Geiskopf	Common	1,023,810	(5)	1.5%
Jeffrey R. Clayborne	Common	589,987	(6)	*
Phillip J. Bond	Common	208,761	(7)	*
Kenneth S. Cragun	Common	208,761	(7)	*
Nancy Heinen	Common	180,330	(8)	*
Judith Hammerschmidt	Common	180,330	(8)	*

All directors and executive officers as a group (7 persons)	Common	6,737,415		9.9%

*	Less than 1%.

(1)	Messrs. Cutaia, Geiskopf, Bond and Cragun and Mses. Heinen and Hammerschmidt are the directors of our company. Messrs. Cutaia, and Clayborne are the named executive officers of our company.

(2)	Except as otherwise indicated, we believe that the beneficial owners of the shares of our common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws, where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3)	Percentage of common stock is based on 67,641,263 shares of our common stock issued and outstanding as of August 25, 2021.

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(4)	Consists of 3,839,795 shares of our common stock held directly, 240,240 shares of our common stock held by Cutaia Media Group Holdings, LLC (an entity over which Mr. Cutaia has dispositive and voting authority), 54,006 shares of our common stock held by Mr. Cutaia’s spouse (as to which shares, he disclaims beneficial ownership), and 4,500 shares of our common stock held jointly by Mr. Cutaia and his spouse. Also includes 183,333 shares of our common stock underlying stock options held directly that are exercisable within 60 days of the date of August 25, 2021 (as to which underlying shares, he disclaims beneficial ownership). The total also includes 23,562 shares of our common stock underlying warrants granted to Mr. Cutaia, which warrants are exercisable within 60 days of August 25, 2021. Excludes 1,036,076 restricted stock awards that will not vest within 60 days of August 25, 2021. The total also excludes 332,730 shares of our common stock underlying stock options not exercisable within 60 days of August 25, 2021.

(5)	Includes 885,143 shares of our common stock held directly and 5,334 shares of our common stock held by Mr. Geiskopf’s children. Also includes 133,333 shares of our common stock underlying stock options exercisable within 60 days of August 25, 2021. Excludes 101,658 restricted stock awards that will not vest within 60 days of August 25, 2021.

(6)	Includes 410,445 shares of our common stock held directly. Also, includes 179,542 shares of our common stock underlying stock options that are exercisable within 60 days of August 25, 2021. Excludes 651,339 restricted stock awards that will not vest within 60 days of August 25, 2021. The total also excludes 126,672 shares of our common stock underlying stock options not exercisable within 60 days of August 25, 2021.

(7)	Includes 155,428 shares of our common stock held directly. Also includes 53,333 shares of our common stock underlying stock options exercisable within 60 days of August 25, 2021. Excludes 50,829 restricted stock awards that will not vest within 60 days of August 25, 2021. The total also excludes 13,333 shares of our common stock underlying stock options not exercisable within 60 days of August 25, 2021.

(8)	Includes 180,330 shares of our common stock held directly. Excludes 139,036 restricted stock awards that will not vest within 60 days of August 25, 2021.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes certain information regarding our equity compensation plans as of December 31, 2020:

Plan category	Number of securities to be issued upon exercise of outstanding restricted stock awards, options, warrants and rights (a)	Weighted-average exercise price of outstanding restricted stock awards, options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	5,093,867	$1.24	7,870,408
Equity compensation plans not approved by security holders	2,217,418	$1.97	-
Total	7,311,285	$1.46	7,870,408

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EXECUTIVE COMPENSATION

Summary Compensation Table

The table and discussion below present compensation information for our following executive officers, which we refer to as our “named executive officers”:

●	Rory J. Cutaia, our Chairman, President, Chief Executive Officer, and Secretary; and
●	Jeffrey R. Clayborne, our Chief Financial Officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards(1) ($)		Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Rory J. Cutaia(3)	2020	452,000	590,000	(4)	722,000	(5)	-	-	1,764,000	(6)
	2019	476,000	754,000	(7)	752,000	(8)	959,000	-	2,941,000	(6)

Jeffrey R. Clayborne(9)	2020	234,000	150,000	(10)	391,000	(11)	-	-	775,000	(12)
	2019	173,000	287,000	(13)	496,000	(14)	338,000	-	1,294,000	(12)

(1)	For valuation purposes, the dollar amount shown is calculated based on the market price of our common stock on the grant dates. The number of shares granted, the grant date, and the market price of such shares for each named executive officer is set forth below.

(2)	For valuation assumptions on stock option awards, refer to Note 2 of our audited consolidated financial statements for the year ended December 31, 2020 of this Proxy Statement. The disclosed amounts reflect the fair value of the stock option awards that were granted during fiscal years ended December 31, 2020 and 2019 in accordance with FASB ASC Topic 718.

(3)	Mr. Cutaia was appointed as Chairman of the Board, President, Chief Executive Officer, Secretary, and Treasurer on October 16, 2014.

(4)	Represents an annual incentive bonus of (i) $490,000 for the successful closing of our March 31, 2020 private placement and (ii) $100,000 for the July 24, 2020 underwritten public offering of our common stock.

(5)	Represents an annual incentive bonus of (i) 471,698 restricted stock units for the successful closing of our March 31, 2020 private placement (ii) 166,365 restricted stock units for the July 24, 2020 underwritten public offering of our common stock, and (iii) 31,030 restricted stock units as part of the Company’s COVID-19 Full Employment and Cash Preservation Plan.

(6)	As of December 31, 2020 and 2019, Mr. Cutaia had accrued but unpaid compensation equal to $697,000 and $207,000, respectively.

(7)	Represents an annual incentive bonus of (i) $430,000 for up-listing to Nasdaq and (ii) $324,000 for the acquisition of Verb Direct.

(8)	Represents an annual incentive bonus of (i) 352,827 restricted stock awards for up-listing to Nasdaq and (ii) 200,000 restricted stock awards for the acquisition of Verb Direct.

(9)	Mr. Clayborne was appointed as Chief Financial Officer on July 15, 2016.

(10)	Represents an annual incentive bonus of (i) $125,000 for the successful closing our March 31, 2020 private placement and (ii) $25,000 for the July 24, 2020 underwritten public offering of our common stock.

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(11)	Represents an annual incentive bonus of (i) 283,019 restricted stock units for the successful closing of our March 31, 2020 private placement, (ii) 63,288 restricted stock units for the July 24, 2020 underwritten public offering of our common stock, and (iii) 16,303 restricted stock units as part of the Company’s COVID-19 Full Employment and Cash Preservation Plan.

(12)	As of December 31, 2020 and 2019, Mr. Clayborne had accrued but unpaid compensation equal to $125,000 and $0, respectively.

(13)	Represents an annual incentive bonus of (i) $125,000 for up-listing to Nasdaq and (ii) $162,000 for the acquisition of Verb Direct.

(14)	Represents an annual incentive bonus of (i) 264,620 restricted stock awards for up-listing to Nasdaq and (ii) 100,000 restricted stock awards and the acquisition of Verb Direct.

Narrative Disclosure to Summary Compensation Table

The following is a discussion of the material information that we believe is necessary to understand the information disclosed in the foregoing Summary Compensation Table.

Rory J. Cutaia

On December 20, 2019, we entered into an executive employment agreement with Mr. Cutaia. The employment agreement is for a four-year term, and can be extended for additional one-year periods. In addition to certain payments due to Mr. Cutaia upon termination of employment, the employment agreement contains customary non-competition, non-solicitation, and confidentiality provisions. Mr. Cutaia is entitled to an annual base salary of $430,000, which shall not be subject to reduction during the initial term, but will be subject to annual reviews and increases, if and as approved in the sole discretion of our Board, after it has received and reviewed advice from the Compensation Committee (who may or may not utilize the services of its outside compensation consultants, as it shall determine under the circumstances). In addition, Mr. Cutaia is eligible to receive performance-based cash and/or stock bonuses upon attainment of performance targets established by our Board in its sole discretion, after it has received and reviewed advice from the Compensation Committee (who may or may not utilize the services of its outside compensation consultants, as it shall determine under the circumstances). We must make annual equity grants to Mr. Cutaia as determined by our Board in its sole discretion, after it has received and reviewed advice from the Compensation Committee (who may or may not utilize the services of its outside compensation consultants, as it shall determine under the circumstances). Finally, Mr. Cutaia is eligible for certain other benefits, such as health, vision, and dental insurance, life insurance, and 401(k) matching.

Mr. Cutaia earned total cash compensation for his services to us in the amount of $452,000 and $476,000 for the fiscal years ending December 31, 2020 and 2019, respectively.

In fiscal 2020, Mr. Cutaia earned an annual incentive bonus totaling $490,000.

On April 10, 2020, we granted Mr. Cutaia a restricted stock unit totaling $37,000 payable in 31,030 shares of our common stock as part of the Company’s COVID-19 Full Employment and Cash Preservation Plan. The restricted stock unit vested on July 15, 2020 at the completion of the plan. The price per share was $1.198, which was the 21-day volume weighted average price as reported by Nasdaq. The price per share as reported by Nasdaq on the day of issuance was $1.47 and was used to calculate fair market value.

On July 29, 2020, Mr. Cutaia earned an incentive bonus totaling $100,000 for the successful closing of our March 31, 2020 private placement and the July 24, 2020 underwritten public offering of our common stock, respectively.

On July 29, 2020, we granted Mr. Cutaia a restricted stock unit totaling $500,000 payable in 471,698 shares of our common stock. The restricted stock unit is subject to a four-year vesting period, with 25% of the award vesting on the first, second, third, and fourth anniversaries from the grant date. The price per share as reported by Nasdaq on the day of issuance was $1.06 and was used to calculate fair market value.

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On July 29, 2020, we granted Mr. Cutaia a restricted stock unit totaling $176,000 payable in 166,365 shares of our common stock. The restricted stock unit vested on grant date. The price per share as reported by Nasdaq on the day of issuance was $1.06 and was used to calculate fair market value.

In fiscal 2019, Mr. Cutaia earned an annual incentive bonus totaling $430,000 and $324,000 for up-listing to Nasdaq and the acquisition of Verb Direct, respectively. We have determined that it is in our best interest and in the best interest of our stockholders to defer payments to Mr. Cutaia. We will pay 50% on January 10, 2021 and the remaining 50% on January 9, 2022.

On January 9, 2019, we granted Mr. Cutaia a stock option to purchase up to 16,667 shares of our common stock at an exercise price of $4.35 per share. Half the option vested on the grant date, and the remaining half vested on January 9, 2020. The option will expire on January 8, 2024.

On December 23, 2019, we granted Mr. Cutaia a restricted stock award totaling $400,000 payable in 352,827 shares of our common stock. The restricted stock award is subject to a four-year vesting period, with 25% of the award vesting on the first, second, third, and fourth anniversaries from the grant date. The price per share was $1.13, which was the 30-day volume weighted average price as reported by Nasdaq. The price per share as reported by Nasdaq on the day of issuance was $1.36 and was used to calculate fair market value.

On December 23, 2019, we granted Mr. Cutaia a restricted stock award totaling $272,000 payable in 200,000 shares of our common stock for up-listing to Nasdaq and the acquisition of Verb Direct. The restricted stock award vests 25% on the grant date and 25% on the first, second, and third anniversaries from the grant date. The price per share was $1.13, which was the 30-day volume weighted average price as reported by Nasdaq. The price per share as reported by Nasdaq on the day of issuance was $1.36 and was used to calculate fair market value.

On December 23, 2019, we granted Mr. Cutaia a stock option to purchase up to 332,730 shares of our common stock at an exercise price of $1.13 per share. The option is not currently vested, but will vest in full on January 10, 2021, and will expire on January 10, 2021. On December 23, 2019, we granted Mr. Cutaia a stock option to purchase up to 332,730 shares of our Common Stock at an exercise price of $1.13 per share. The option is not currently vested, but will vest in full on January 10, 2022, and will expire on January 10, 2022.

As of December 31, 2020 and 2019, Mr. Cutaia had accrued but unpaid compensation equal to $697,000 and $207,000, respectively.

Jeffrey R. Clayborne

Mr. Clayborne earned total cash compensation for his services to us in the amount of $234,000 and $173,000 for the fiscal years ending December 31, 2020 and 2019, respectively.

In fiscal 2020, Mr. Clayborne earned an annual incentive bonus totaling $125,000.

On April 10, 2020, we granted Mr. Clayborne a restricted stock unit totaling $20,000 payable in 16,303 shares of our common stock as part of the Company’s COVID-19 Full Employment and Cash Preservation Plan. The restricted stock unit vested on July 15, 2020 at the completion of the plan. The price per share was $1.198, which was the 21-day volume weighted average price as reported by Nasdaq. The price per share as reported by Nasdaq on the day of issuance was $1.47 and was used to calculate fair market value.

On July 29, 2020, Mr. Clayborne earned an incentive bonus totaling $25,000 for the successful closing of our March 31, 2020 private placement and the July 24, 2020 underwritten public offering of our common stock, respectively.

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On July 29, 2020, we granted Mr. Clayborne a restricted stock unit totaling $300,000 payable in 283,019 shares of our common stock. The restricted stock unit is subject to a four-year vesting period, with 25% of the award vesting on the first, second, third, and fourth anniversaries from the grant date. The price per share as reported by Nasdaq on the day of issuance was $1.06 and was used to calculate fair market value.

On July 29, 2020, we granted Mr. Clayborne a restricted stock unit totaling $67,000 payable in 63,288 shares of our common stock. The restricted stock unit vested on grant date. The price per share as reported by Nasdaq on the day of issuance was $1.06 and was used to calculate fair market value.

In fiscal 2019, Mr. Clayborne earned an annual incentive bonus totaling $125,000 and $162,000 for up-listing to Nasdaq and the acquisition of Verb Direct, respectively. We have determined that it is in our best interest and in the best interest of our stockholders to defer payments to Mr. Clayborne. We will pay 50% on January 10, 2021 and the remaining 50% on January 10, 2022.

On December 23, 2019, we granted Mr. Clayborne a restricted stock award totaling $300,000 payable in 264,620 shares of our common stock. The restricted stock award is subject to a four-year vesting period, with 25% of the award vesting on the first, second, third, and fourth anniversaries from the grant date. The price per share was $1.13, which was the 30-day volume weighted average price as reported by Nasdaq. The price per share as reported by Nasdaq on the day of issuance was $1.36 and was used to calculate fair market value.

On December 23, 2019, we granted Mr. Clayborne a restricted stock award totaling $136,000 payable in 100,000 shares of our common stock for up-listing to Nasdaq and the acquisition of Verb Direct. The restricted stock award vests 25% on the grant date and 25% on the first, second, and third anniversaries from the grant date. The price per share was $1.13, which was the 30-day volume weighted average price as reported by Nasdaq. The price per share as reported by Nasdaq on the day of issuance was $1.36 and was used to calculate fair market value.

On December 23, 2019, we granted Mr. Clayborne a stock option to purchase up to 126,672 shares of our common stock at an exercise price of $1.13 per share. The option is not currently vested, but will vest in full on January 10, 2021, and will expire on January 10, 2021. On December 23, 2019, we granted Mr. Clayborne a stock option to purchase up to 126,672 shares of our common stock at an exercise price of $1.13 per share. The option is not currently vested, but will vest in full on January 10, 2022, and will expire on January 10, 2022.

As of December 31, 2020 and 2019, Mr. Clayborne had accrued but unpaid compensation equal to $125,000 and $0, respectively.

2019 Omnibus Incentive Plan

On November 11, 2019, our Board approved our 2019 Omnibus Incentive Plan, or Incentive Plan, and on December 20, 2019, our stockholders approved and adopted the Incentive Plan. The material terms of the Incentive Plan are summarized below.

On September 2, 2020, our Board approved an additional 8,000,000 shares of our common stock to be authorized for awards granted under the Incentive Plan, and on October 16, 2020, our stockholders approved the additional 8,000,000 shares of our common stock to be authorized for awards granted under the Incentive Plan.

General

The purpose of the Incentive Plan is to enhance stockholder value by linking the compensation of our officers, directors, key employees, and consultants to increases in the price of our common stock and the achievement of other performance objections and to encourage ownership in our company by key personnel whose long-term employment is considered essential to our continued progress and success. The Incentive Plan is also intended to assist us in recruiting new employees and to motivate, retain, and encourage such employees and directors to act in our stockholders’ interest and share in our success.

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Term

The Incentive Plan became effective upon approval by our stockholders and will continue in effect from that date until it is terminated in accordance with its terms.

Administration

The Incentive Plan may be administered by our Board, a committee designated by it, and/or their respective delegates. Currently, our Compensation Committee administers the Incentive Plan. The administrator has the power to determine the directors, employees, and consultants who may participate in the Incentive Plan and the amounts and other terms and conditions of awards to be granted under the Incentive Plan. All questions of interpretation and administration with respect to the Incentive Plan will be determined by the administrator. The administrator also will have the complete authority to adopt, amend, rescind, and enforce rules and regulations pertaining to the administration of the Incentive Plan; to correct administrative errors; to make all other determinations deemed necessary or advisable for administering the Incentive Plan and any award granted under the Incentive Plan; and to authorize any person to execute, on behalf of us, all agreements and documents previously approved by the administrator, among other items.

Eligibility

Any of our directors, employees, or consultants, or any directors, employees, or consultants of any of our affiliates (except that with respect to incentive stock options, only employees of us or any of our subsidiaries are eligible), are eligible to participate in the Incentive Plan.

Available Shares

Subject to the adjustment provisions included in the Incentive Plan, a total of 16,000,000 shares of our common stock are authorized for awards granted under the Incentive Plan. Shares subject to awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part), will not reduce the aggregate number of shares that may be subject to or delivered under awards granted under the Incentive Plan and will be available for future awards granted under the Incentive Plan.

Types of Awards

We may grant the following types of awards under the Incentive Plan: stock awards; options; stock appreciation rights; stock units; or other stock-based awards.

Stock Awards. The Incentive Plan authorizes the grant of stock awards to eligible participants. The administrator determines (i) the number of shares subject to the stock award or a formula for determining such number, (ii) the purchase price of the shares, if any, (iii) the means of payment for the shares, (iv) the performance criteria, if any, and the level of achievement versus these criteria, (v) the grant, issuance, vesting, and/or forfeiture of the shares, (vi) restrictions on transferability, and such other terms and conditions determined by the administrator.

Options. The Incentive Plan authorizes the grant of non-qualified and/or incentive options to eligible participants, which options give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the option, to purchase shares of our common stock at a fixed price. The administrator determines the exercise price for each share subject to an option granted under the Incentive Plan, which exercise price cannot be less than the fair market value (as defined in the Incentive Plan) of our common stock on the grant date. The administrator also determines the number of shares subject to each option, the time or times when each option becomes exercisable, and the term of each option (which cannot exceed ten (10) years from the grant date).

Stock Appreciation Rights. The Incentive Plan authorizes the grant of stock appreciation rights to eligible participants, which stock appreciation rights give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the stock appreciation right, to receive in cash or shares of our common stock the excess of the fair market value (as defined in the Incentive Plan) of our common stock on the date of exercise over the exercise price of the stock appreciation right. All stock appreciation rights under the Incentive Plan shall be granted subject to the same terms and conditions applicable to options granted under the Incentive Plan. Stock appreciation rights may be granted to awardees either alone or in addition to or in tandem with other awards granted under the Incentive Plan and may, but need not, relate to a specific option granted under the Incentive Plan.

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Stock Unit Awards and Other Stock-Based Awards. In addition to the award types described above, the administrator may grant any other type of award payable by delivery of our common stock in such amounts and subject to such terms and conditions as the administrator determines in its sole discretion, subject to the terms of the Incentive Plan. Such awards may be made in addition to or in conjunction with other awards under the Incentive Plan. Such awards may include unrestricted shares of our common stock, which may be awarded, without limitation (except as provided in the Incentive Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of our common stock from us.

Award Limits

Subject to the terms of the Incentive Plan, the aggregate number of shares that may be subject to all incentive stock options granted under the Incentive Plan cannot exceed the total aggregate number of shares that may be subject to or delivered under awards under the Incentive Plan. Notwithstanding any other provisions of the Incentive Plan to the contrary, the aggregate grant date fair value (computed as specified in the Incentive Plan) of all awards granted to any non-employee director during any single calendar year shall not exceed 300,000 shares during 2019 and, thereafter, 200,000 shares.

New Plan Benefits

The amount of future grants under the Incentive Plan is not determinable, as awards under the Incentive Plan will be granted at the sole discretion of the administrator. We cannot determinate at this time either the persons who will receive awards under the Incentive Plan or the amount or types of such any such awards.

Transferability

Unless determined otherwise by the administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will, or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment, or transfer shall be of no effect prior to the date an award is vested and settled.

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Termination of Employment or Board Membership

At the grant date, the administrator is authorized to determine the effect a termination from membership on the Board by a non-employee director for any reason or a termination of employment (as defined in the Incentive Plan) due to disability (as defined in the Incentive Plan), retirement (as defined in the Incentive Plan), death, or otherwise (including termination for cause (as defined in the Incentive Plan)) will have on any award. Unless otherwise provided in the award agreement:

●	Upon termination from membership on our Board by a non-employee director for any reason other than disability or death, any option or stock appreciation right held by such director that (i) has not vested and is not exercisable as of the termination effective date will be subject to immediate cancellation and forfeiture or (ii) is vested and exercisable as of the termination effective date shall remain exercisable for one year thereafter, or the remaining term of the option or stock appreciation right, if less. Any unvested stock award, stock unit award, or other stock-based award held by a non-employee director at the time of termination from membership on our Board for a reason other than disability or death will immediately be cancelled and forfeited.

●	Upon termination from membership on our Board by a non-employee director due to disability or death will result in full vesting of any outstanding option or stock appreciation rights and vesting of a prorated portion of any stock award, stock unit award, or other stock based award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the termination from membership on our Board by a non-employee director due to disability or death occurs over the total number of months in such period. Any option or stock appreciation right that vests upon disability or death will remain exercisable for one year thereafter, or the remaining term of the option or stock appreciation right, if less. In the case of any stock award, stock unit award, or other stock-based award that vests on the basis of attainment of performance criteria (as defined in the Incentive Plan), the pro rata vested amount will be based upon the target award.

●	Upon termination of employment due to disability or death, any option or stock appreciation right held by an employee will, if not already fully vested, become fully vested and exercisable as of the effective date of such termination of employment due to disability or death, or, in either case, the remaining term of the option or stock appreciation right, if less. Termination of employment due to disability or death shall result in vesting of a prorated portion of any stock award, stock unit award, or other stock based award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the termination of employment due to disability or death occurs over the total number of months in such period. In the case of any stock award, stock unit award, or other stock-based award that vests on the basis of attainment of performance criteria, the pro-rata vested amount will be based upon the target award.

●	Any option or stock appreciation right held by an awardee at retirement that occurs at least one year after the grant date of the option or stock appreciation right will remain outstanding for the remaining term of the option or stock appreciation right and continue to vest; any stock award, stock unit award, or other stock based award held by an awardee at retirement that occurs at least one year after the grant date of the award shall also continue to vest and remain outstanding for the remainder of the term of the award.

●	Any other termination of employment shall result in immediate cancellation and forfeiture of all outstanding awards that have not vested as of the effective date of such termination of employment, and any vested and exercisable options and stock appreciation rights held at the time of such termination of such termination of employment shall remain exercisable for 90 days thereafter or the remaining term of the option or stock appreciation right, if less. Notwithstanding the foregoing, all outstanding and unexercised options and stock appreciation rights will be immediately cancelled in the event of a termination of employment for cause.

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Change of Control

In the event of a change of control (as defined in the Incentive Plan), unless other determined by the administrator as of the grant date of a particular award, the following acceleration, exercisability, and valuation provisions apply:

●	On the date that a change of control occurs, all options and stock appreciation rights awarded under the Incentive Plan not previously exercisable and vested will, if not assumed, or substituted with a new award, by the successor to us, become fully exercisable and vested, and if the successor to us assumes such options or stock appreciation rights or substitutes other awards for such awards, such awards (or their substitutes) shall become fully exercisable and vested if the participant’s employment is terminated (other than a termination for cause) within two years following the change of control.

●	Except as may be provided in an individual severance or employment agreement (or severance plan) to which an awardee is a party, in the event of an awardee’s termination of employment within two years after a change of control for any reason other than because of the awardee’s death, retirement, disability, or termination for cause, each option and stock appreciation right held by the awardee (or a transferee) that is vested following such termination of employment will remain exercisable until the earlier of the third anniversary of such termination of employment (or any later date until which it would have remained exercisable under such circumstances by its terms) or the expiration of its original term. In the event of an awardee’s termination of employment more than two years after a change of control, or within two years after a change of control because of the awardee’s death, retirement, disability, or termination for cause, the regular provisions of the Incentive Plan regarding employment termination (described above) will govern (as applicable).

●	On the date that a change of control occurs, the restrictions and conditions applicable to any or all stock awards, stock unit awards, and other stock-based awards that are not assumed, or substituted with a new award, by the successor to us will lapse and such awards will become fully vested. Unless otherwise provided in an award agreement at the grant date, upon the occurrence of a change of control without assumption or substitution of the awards by the successor, any performance-based award will be deemed fully earned at the target amount as of the date on which the change of control occurs. All stock awards, stock unit awards, and other stock-based awards shall be settled or paid within 30 days of vesting. Notwithstanding the foregoing, if the change of control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Internal Revenue Code, and the regulations thereunder, the awardee shall be entitled to receive the award from us on the date that would have applied, absent this provision. If the successor to us does assume (or substitute with a new award) any stock awards, stock unit awards, and other stock-based awards, all such awards shall become fully vested if the participant’s employment is terminated (other than a termination for cause) within two years following the change of control, and any performance based award will be deemed fully earned at the target amount effective as of the termination of employment.

●	The administrator, in its discretion, may determine that, upon the occurrence of a change of control of us, each option and stock appreciation right outstanding will terminate within a specified number of days after notice to the participant, and/or that each participant receives, with respect to each share subject to such option or stock appreciation right, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of such change of control over the exercise price per share of such option and/or stock appreciation right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction), or in a combination thereof, as the administrator, in its discretion, determines and, if there is no excess value, the administrator may, in its discretion, cancel such awards.

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●	An option, stock appreciation right, stock award, stock unit award, or other stock-based award will be considered assumed or substituted for if, following the change of control, the award confers the right to purchase or receive, for each share subject to the option, stock appreciation right, stock award, stock unit award, or other stock-based award immediately prior to the change of control, the consideration (whether stock, cash, or other securities or property) received in the transaction constituting a change of control by holders of shares for each share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that, if such consideration received in the transaction constituting a change of control is not solely shares of common stock of the successor company, the administrator may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an option, stock appreciation right, stock award, stock unit award, or other stock-based award, for each share subject thereto, will be solely shares of common stock of the successor company with a fair market value substantially equal to the per-share consideration received by holders of shares in the transaction constituting a change of control. The determination of whether fair market value is substantially equal shall be made by the administrator in its sole discretion and its determination will be conclusive and binding.

Tax and Accounting Considerations

Among the factors it considers when making executive compensation decisions, the Compensation Committee considers the anticipated tax and accounting impact to us (and to our executive officers) of various payments, equity awards and other benefits.

The Compensation Committee considers the impact of the provisions of Section 162(m) of the Internal Revenue Code, or the Code, as amended by the Tax Cuts and Jobs Act (“TCJA”). That section generally limits the deductibility of compensation paid by a publicly held company to “covered employees” for a taxable year to $1.0 million. Effective for taxable years beginning on and after January 1, 2018, “covered employees” generally include our Chief Executive Officer, Chief Financial Officer and other highly compensated executive officers. Effective for taxable years beginning prior to January 1, 2018, an exception to this deduction limit applied to “performance-based compensation,” such as cash incentive and stock option awards, that satisfied certain criteria. This exception to the Section 162(m) deduction limit for “performance-based compensation” was repealed by the TCJA. Thus, except for certain “performance-based compensation” payable pursuant to written contracts that were in effect on November 2, 2017 and that are not modified in any material respect on or after that date, effective for taxable years beginning on and after January 1, 2018 our tax deduction with regard to compensation of “covered employees” is limited to $1.0 million per taxable year with respect to each executive officer. With respect to cash and equity awards that were in effect on November 2, 2017, and that are not modified in any material respect on or after that date, the Committee is mindful of the benefit to us and our stockholders of the full deductibility of compensation and have taken steps so that both the cash incentive and stock option awards that we granted may qualify for deductibility under Section 162(m) of the Code. However, awards that we granted that were intended to qualify as “performance-based compensation” may not necessarily qualify for such status under Section 162(m) of the Code. With respect to cash incentive and equity awards that we may grant in the future, we do not anticipate that the $1.0 million deduction limitation set forth in Section 162(m) of the Code will have a material impact on our results of operations.

The Compensation Committee also considers the impact of Section 409A of the Code, and in general, our executive plans and programs are designed to comply with the requirements of that section so as to avoid possible adverse tax consequences that may result from noncompliance.

We account for equity awards in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification, or FASB ASC, Topic 718, Stock Compensation.

Our Change of Control and Severance Agreements do not allow for excise tax gross up payments.

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Amendment and Termination

The administrator may amend, alter, or discontinue the Incentive Plan or any award agreement, but any such amendment is subject to the approval of our stockholders in the manner and to the extent required by applicable law. In addition, without limiting the foregoing, unless approved by our stockholders and subject to the terms of the Incentive Plan, no such amendment shall be made that would (i) increase the maximum aggregate number of shares that may be subject to awards granted under the Incentive Plan, (ii) reduce the minimum exercise price for options or stock appreciation rights granted under the Incentive Plan, or (iii) reduce the exercise price of outstanding options or stock appreciation rights, as prohibited by the terms of the Incentive Plan without stockholder approval.

No amendment, suspension, or termination of the Incentive Plan will impair the rights of any participant with respect to an outstanding award, unless otherwise mutually agreed between the participant and the administrator, which agreement must be in writing and signed by the participant and us, except that no such agreement will be required if the administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for us, the Incentive Plan, or the award to satisfy any applicable law or to meet the requirements of any accounting standard or (ii) is not reasonably likely to diminish the benefits provided under such award significantly, or that any such diminution has been adequately compensated, except that this exception shall not apply following a change of control. Termination of the Incentive Plan will not affect the administrator’s ability to exercise the powers granted to it hereunder with respect to awards granted under the Incentive Plan prior to the date of such termination.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for each named executive officer, certain information concerning outstanding restricted stock awards as of December 31, 2020:

Name	Number of securities underlying unvested restricted stock awards (#)	Fair Value ($)	Vest date
Rory J. Cutaia	352,827	1.36	December 23, 2023(1)
	150,000	1.36	December 23, 2022(2)
	471,698	1.06	July 29, 2024(3)

Jeffrey R. Clayborne	264,620	1.36	December 23, 2023(1)
	75,000	1.36	December 23, 2022(2)
	283,019	1.06	July 29, 2024(3)

(1)	25% vesting on the first, second, third, and fourth anniversaries from the grant date.

(2)	25% on grant date and 25% vesting on the first, second, and third anniversaries from the grant date.

(3)	25% vesting on the first, second, third, and fourth anniversaries from the grant date.

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The following table sets forth, for each named executive officer, certain information concerning outstanding option awards as of December 31, 2020:

Name	Number of securities underlying unexercised options (exercisable) (#)	Number of securities underlying unexercised options (unexercisable) (#)	Option Exercise price ($)	Option expiration date
Rory J. Cutaia	-	189,645	1.13	January 10, 2021(1)
	-	189,645	1.13	January 10, 2022(2)
	-	143,085	1.13	January 10, 2021(3)
	-	143,085	1.13	January 10, 2022(4)
	16,667	-	4.35	January 8, 2024(9)
	16,667	-	1.16	December 18, 2022(9)
	133,333	-	1.20	January 9, 2022(9)
	16,667	-	1.65	October 31, 2020(9)
	83,333	-	1.43	May 11, 2021(9)
	16,667	-	1.20	November 1, 2020(9)

Jeffrey R. Clayborne	-	55,129	1.13	January 10, 2021(5)
	-	55,129	1.13	January 10, 2022(6)
	-	71,542	1.13	January 10, 2021(7)
	-	71,543	1.13	January 10, 2022(8)
	33,333	-	5.33	May 3, 2022(9)
	133,333	-	1.20	January 9, 2022(9)
	100,000	-	1.65	July 14, 2021(9)
	12,876	-	1.35	January 21, 2023(9)

(1)	189,645 shares will vest on January 10, 2021.

(2)	189,645 shares will vest on January 10, 2022.

(3)	143,085 shares will vest on January 10, 2021.

(4)	143,085 shares will vest on January 10, 2022.

(5)	55,129 shares will vest on January 10, 2021.

(6)	55,129 shares will vest on January 10, 2022.

(7)	71,542 shares will vest on January 10, 2021.

(8)	71,542 shares will vest on January 10, 2022.

(9)	All shares have fully vested.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

Other than as disclosed below, we have no contract, agreement, plan, or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement, or other termination of our directors or executive officers, or a change in control of our company or a change in our directors’ or executive officers’ responsibilities following a change in control.

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Rory J. Cutaia

Pursuant to Mr. Cutaia’s employment agreement dated December 20, 2019, Mr. Cutaia is entitled to the following severance package in the event he is “terminated without cause,” “terminated for good reason,” or “terminated upon permanent disability”: (i) monthly payments of $35,833 or such sum equal to his monthly base compensation at the time of the termination, whichever is higher, for a period of 36 months from the date of such termination and (ii) reimbursement for COBRA health insurance costs for 18 months from the date of such termination and, thereafter, reimbursement for health insurance costs for Mr. Cutaia and his family during the immediately subsequent 18-month period. In addition, all of Mr. Cutaia’s then-unvested restricted stock awards or other awards will immediately vest, without restriction, and any unearned and unpaid bonus compensation, expense reimbursement, and all accrued vacation, personal, and sick days, and related items shall be deemed earned, vested, and paid immediately. For purposes of the employment agreement, “terminated without cause” means if Mr. Cutaia were to be terminated for any reason other than a discharge for cause or due to Mr. Cutaia’s death or permanent disability. For purposes of the employment agreement, “terminated for good reason” means the voluntary termination of the employment agreement by Mr. Cutaia if any of the following were to occur without his prior written consent, which consent cannot be unreasonably withheld considering our then-current financial condition, and, in each case, which continues uncured for 30 days following receipt by us of Mr. Cutaia’s written notice: (i) there is a material reduction by us in (A) Mr. Cutaia’s annual base salary then in effect or (B) the annual target bonus, as set forth in the employment agreement, or the maximum additional amount up to which Mr. Cutaia is eligible pursuant to the employment agreement; (ii) we reduce Mr. Cutaia’s job title and position such that Mr. Cutaia (A) is no longer our Chief Executive Officer; (B) is no longer our Chairman of the Board; or (C) is involuntarily removed from our Board; or (iii) Mr. Cutaia is required to relocate to an office location outside of Orange County, California, or outside of a 30-mile radius of Newport Beach, California. For purposes of the employment agreement, “terminated upon permanent disability” means if Mr. Cutaia were to be terminated because he is then unable to perform his duties due to a physical or mental condition for (i) a period of 120 consecutive days or (ii) an aggregate of 180 days in any 12-month period.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Approval of Related Party Transactions

We follow ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions. When and if we contemplate entering into a transaction in which any executive officer, director, nominee, or any family member of the foregoing would have a direct or indirect interest, regardless of the amount involved, the terms of such transaction are to be presented to our full Board (other than any interested director) for approval, and documented in the Board minutes.

Notes Payable to Related Parties

The Company has the following outstanding notes payable to related parties on December 31, 2020 and 2019:

Note	Issuance Date	Maturity Date	Interest Rate	Original Borrowing	Largest Aggregate Amount Outstanding Since January 1, 2019	Amount Outstanding as of December 31, 2020	Interest Paid Since January 1, 2021	Interest Paid Since January 1, 2020
Note 1(1)	December 1, 2015	February 8, 2021	12.0%	$1,249,000	$825,000	$725,000	$5,000	$119,000
Note 2(2)	December 1, 2015	April 1, 2017	12.0%	112,000	112,000	112,000	-	-
Note 3(3)	April 4, 2016	June 4, 2021	12.0%	343,000	240,000	240,000	30,000	36,000
Total notes payable – related parties					$1,177,000	$1,077,000	$35,000	$155,000

(1)

On December 1, 2015, we issued a convertible note payable to Mr. Rory J. Cutaia, our majority stockholder and Chief Executive Officer, to consolidate all loans and advances made by Mr. Cutaia to us as of that date. The note bears interest at a rate of 12% per annum, secured by our assets and originally matured on August 1, 2018. Per the terms of the note agreement, at Mr. Cutaia’s discretion, he may convert up to 30%, or $375,000, of outstanding principal, plus accrued interest thereon, into shares of common stock at a conversion rate of $1.05 per share. As of December 31, 2018, the total outstanding balance of the note amounted to $825,000.

On May 4, 2017, we entered into an extension agreement with Mr. Cutaia to extend the maturity date of the note from April 1, 2017 to August 1, 2018. In consideration, we issued Mr. Cutaia a three-year warrant to purchase 1,755,192 shares of common stock at a price of $0.355 per share with a fair value of $517,000. All other terms of the note remain unchanged. We determined that the extension of the note’s maturity resulted in a debt extinguishment for accounting purposes since the fair value of the warrants granted was more than 10% of the original value of the convertible note. As result, we recorded the fair value of the new note which approximates the original carrying value $1,199,000 and expensed the fair value of the warrants granted of $517,000 as debt extinguishment costs. As of December 31, 2018, total outstanding balance of the note amounted to $825,000.

On August 8, 2018, we entered into an extension agreement with Mr. Cutaia to extend the maturity date of the note to February 8, 2021. All other terms of the note remain unchanged. In connection with the extension, we granted to Mr. Cutaia a three-year warrant to purchase up to 163,113 shares of common stock at a price of $7.35 per share with a fair value of $1,075,000. As of December 31, 2019, total outstanding balance of the note amounted to $825,000.

Subsequent to December 31, 2020, the Company extended the note to February 8, 2023.

On December 18, the Company paid a $100,000 principal payment.

As of December 31, 2020, the outstanding balance of the note amounted to $725,000.

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(2)

On December 1, 2015, we issued a note payable to a former member of our Board, in the amount of $112,000, representing unpaid consulting fees as of November 30, 2015. The note is unsecured, bears interest at a rate of 12% per annum, and matured in April 2017.

As of December 31, 2020, and the date of this Proxy Statement, the note is past due. We are currently in negotiations with the note holder to settle the note payable.

(3)

On April 4, 2016, we issued a convertible note to Mr. Cutaia, in the amount of $343,000, to consolidate all advances made by Mr. Cutaia to us from December 2015 through March 2016. The note bears interest at a rate of 12% per annum, is secured by our assets, and originally matured on December 4, 2018. Pursuant to the terms of the note, a total of 30% of the note principal, or $103,000, can be converted into shares of common stock at a conversion price of $1.05 per share. As of December 31, 2018, the outstanding balance of the note was $240,000.

On September 30, 2018, pursuant to the terms of the note, Mr. Cutaia converted 30% of the principal balance, or $103,000, into 98,093 restricted shares of our common stock at $1.05 per share.

On December 4, 2018, we entered into an extension agreement with Mr. Cutaia to extend the maturity date of the note to June 4, 2021. All other terms of the note remain unchanged. In connection with the extension, we granted to Mr. Cutaia a three-year warrant to purchase up to 353,000 shares of common stock at a price of $5.10 per share with a fair value of $111,000.

As of December 31, 2020, the outstanding balance of the note amounted to $240,000.

Deferred Compensation to Related Parties

Note	Issuance Date	Maturity Date	Interest Rate	Original Borrowing	Largest Aggregate Amount Outstanding Since January 1, 2020	Amount Outstanding as of December 31, 2020	Interest Paid Since January 1, 2021	Interest Paid Since January 1, 2020
Notes 1 & 2(1)	December 23, 2019	January 10, 2021	0%	$278,000	$278,000	$278,000	$-	$-
Notes 1 & 2(1)	December 23, 2019	January 10, 2021	0%	278,000	278,000	278,000	-	-
Notes 3 & 4(2)	December 23, 2019	January 10, 2022	0%	243,000	243,000	243,000	-	-
Notes 3 & 4(2)	December 23, 2019	January 10, 2022	0%	243,000	243,000	243,000	-	-
Total deferred compensation – related parties					$1,042,000	$1,042,000	$-	$-

(1)	On December 23, 2019, we awarded Mr. Cutaia, Chief Executive Officer, and Mr. Clayborne, Chief Financial Officer, annual incentive compensation of $430,000 and 125,000, respectively. We have determined that it is in our best interest and in the best interest of our stockholders to defer payments to these employees. We will pay 50% of the annual incentive compensation on January 10, 2021 and the remaining 50% on January 10, 2022.

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(2)	On December 23, 2019, we awarded Mr. Cutaia, Chief Executive Officer, and Mr. Clayborne, Chief Financial Officer, a bonus for the successful up-listing to Nasdaq and the acquisition of Verb Direct totaling $324,000 and 162,000, respectively. We have determined that it is in our best interest and in the best interest of our stockholders to defer payments to these employees. We will pay 50% of Nasdaq up-listing award on January 10, 2021 and the remaining 50% on January 10, 2022.

OTHER BUSINESS

Our Board is not aware of any other business to be considered or acted upon at the Annual Meeting other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2020 ANNUAL REPORT ON FORM 10-K

Copies of our proxy materials, including this Proxy Statement and the Annual Report are available online at www.proxyvote.com. The Annual Report, however, is not part of this proxy solicitation material.

Any person who was our stockholder on the Record Date may request a copy of our Annual Report, and it will be furnished without charge upon receipt of a written request. Requests should be directed in writing to Verb Technology Company, Inc., 782 S. Auto Mall Drive, American Fork, Utah 84003, Attention: Investor Relations, or by calling Investor Relations at (855) 250.2300. In addition, copies of this Proxy Statement, the Annual Report, and all other documents filed electronically by us, may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors,

/s/ Rory J. Cutaia
Chairman of the Board, Chief Executive Officer, President and Secretary

American Fork, Utah
September 3, 2021

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